FOR IMMEDIATE RELEASE
Silver Star Properties REIT, Inc. Releases Exclusive Podcast Interview with former General Counsel Adrienne Collins
HOUSTON – May 23, 2025 – Silver Star Properties REIT, Inc. (“Silver Star” or the “Company”), a self-managed real estate investment trust currently repositioning into the self-storage asset class, is pleased to announce the release of a new episode of its Silver Star Podcast featuring Adrienne Collins, former General Counsel, Chief Compliance Officer, and Corporate Secretary of the Company. The episode, hosted by Gerald W. Haddock, CEO and Executive Chairman, highlights Collins’ significant contributions during a pivotal period of restructuring and recovery for the Company.
In this interview, Adrienne Collins discusses her crucial role at Silver Star, particularly after the company emerged from bankruptcy. She outlines the significant challenges she faced, including resolving 401(k) issues, dealing with deferred maintenance on real estate assets, and navigating difficult negotiations with lenders.
Adrienne shares insights into the company’s reputation before and after bankruptcy, her approach to restoring professionalism, and her work to position Silver Star for success in the public markets. Despite facing adversity, she reflects on her efforts to stabilize the company, build relationships with key stakeholders, and tackle complex problems with determination and expertise.
The podcast is now available on our website at https://silverstarreit.com/exclusive-podcast-interview-with-general-counsel-adrienne-collins/
Transcript of the podcast can be found at https://silverstarreit.com/wp-content/uploads/2025/05/Silver-Star-Podcast-Transcription-Adrienne-Collins.pdf

Forward-Looking Statements: This press release contains a number of forward-looking statements. Because such statements include a number of risks, uncertainties, and contingencies, actual results may differ materially from those expressed or implied by such forward-looking statements, and investors should not place undue reliance on any such statements. Forward-looking statements can often be identified by words such as “continues,” “can,” expect,” “intend,” “will,” “anticipate,” “estimate,” “may,” “plan,” “believe” and similar expressions, and variations or negatives of these words. These forward-looking statements include, but are not limited to, statements regarding the Company’s search for a new auditor and its hope that a new auditor can be engaged in the near future and that its annual report on Form 10-K can be completed and publicly filed; the continuation of the examination of the current operations of Southern Star; the Company’s intent to consider various alternatives, including the possible sale of Southern Star, the sale of specific assets within individual DSTs and dissolution of the respective trusts, and/or the outsourcing of various aspects of Southern Star’s operations; the Company’s plan to update investors with respect to the status of Southern Star as appropriate; the Company’s expectations and beliefs regarding the Hartman litigation; the timing and ultimate resolution of the various litigation, fight for corporate control and other matters involving Hartman; the continued execution of the Company’s strategy of pivoting into the self-storage space; the Company’s continual evaluation of its legacy assets in order to maximize shareholder value; the Company’s policy to not dispose of any asset for less than its maximum determinable value and to maximize earnings and value; the implications to the Company of the assignment of an OTC trading symbol for its common stock; whether the Company may be subject to certain FINRA rules; any actions the Company may need to take to comply with any FINRA rules; the Company’s continual evaluation of various options to provide greater shareholder liquidity, including its intention to seek listing of its common stock on a securities exchange or admission to over-the-counter trading, a public offering, a listing of the common stock on an exchange or admission to OTC trading without a public offering, and merger and/or acquisition opportunities; the Company’s belief that further legal action could ensue to unwind the issuance of common shares under the Rights Plan if Hartman prevails in his efforts to set aside or invalidate the Rights Plan or to cause the dilutive issuance of additional common shares to Hartman, as well as any further action Hartman may take to prevent other Company shareholders from receiving benefits under the Rights Plan. None of the foregoing are guarantees or assurances of future outcomes or results and all are subject to numerous risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statement. A number of important factors could cause actual results to differ materially from the forward-looking statements contained in this material. Forward-looking statements in this press release speak only as of the date on which such statements were made, and the Company undertakes no obligation to update any such statements that may become untrue because of subsequent events. Such forward-looking statements are subject to the safe harbor protection for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Media Contact:
press@silverstarREIT.com
Investor Relations Contact:
Investor Relations Coordinator
investorrelations@silverstarREIT.com